UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 10, 2005 (August 10, 2005)
Date of Report (Date of earliest event reported)
Mitcham Industries, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	000-25142 (Commission File Number)	76-0210849 (IRS Employer Identification No.)
8141 SH 75 South, P.O. Box 1175, Huntsville, Texas 77342
(Address of principal executive offices) (Zip Code)
936-291-2277
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On Wednesday, August 10, 2005, Mitcham Industries, Inc.’s President and Chief Executive Officer, Billy F. Mitcham, Jr., will participate in the 10th Annual Oil & Gas Conference in Denver, Colorado.
     A copy of the Mitcham Industries, Inc. slides to be presented at this conference is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

99.1	Mitcham Industries, Inc. slides to be presented at the 10th Annual Oil & Gas Conference in Denver, Colorado on August 10, 2005.

99.2	Mitcham Industries, Inc. EBITDA Calculation

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MITCHAM INDUSTRIES, INC.
Date: August 10, 2005	By:	/s/ MICHAEL A. PUGH
Michael A. Pugh
Executive Vice President — Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Mitcham Industries, Inc. slides to be presented at the 10th Annual Oil & Gas Conference in Denver, Colorado on August 10, 2005.

99.2	Mitcham Industries, Inc. EBITDA Calculation